Exhibit 10.2D

FOURTH AMENDMENT

To The

RE-ESTABLISHED RETIREMENT PLAN FOR HOURLY EMPLOYEES OF

KEWAUNEE SCIENTIFIC CORPORATION

(As Amended and Restated Effective as of May 1, 2012)

THIS AMENDMENT, made and executed by Kewaunee Scientific Corporation (the “Company”):

W I T N E S S E T H

WHEREAS, the Company maintains the Re-Established Retirement Plan for Hourly Employees of Kewaunee Scientific Corporation, as amended from time to time (the “Plan”); and

WHEREAS, pursuant to Section 12.2 of the Plan, the Company has reserved the right to amend the Plan from time to time; and

WHEREAS, the Board of Directors of the Company has determined to amend the Plan, effective as of July 1, 2018 and notwithstanding any other provision of the Plan, to allow eligible participants whose accrued benefits have a present value that does not exceed $10,000 to elect distribution of their benefits under the Plan in the form of a lump sum rather than a monthly annuity;

NOW THEREFORE, the Plan is amended as set forth below, effective as of July 1, 2018:

1.	Section 7.5(b) of the Plan is amended in its entirety to read as follows:

“(b) Effective for commencement of Pensions on or after July 1, 2018, if the present value of a Pension payable under the Plan, as determined under paragraph (a), is more than $5,000 but not more than $10,000 as of the determination date, the Participant or Beneficiary may elect to receive payment of such Pension in a lump sum. In the case of a Pension payable to a Participant, such election shall be considered a selection of an optional form of benefit, and the notice, election and spousal consent provisions of Section 7.4 shall apply. Subject to such provisions of Section 7.4, payment of a lump sum elected pursuant to this Section 7.5(b) may be made as soon as practicable following the date on which a Participant has incurred a termination of employment or, in the case of a payment to a Beneficiary, the Participant’s death.”

IN WITNESS WHEREOF, the Company has caused this Fourth Amendment to the Re-Established Retirement Plan for Hourly Employees of Kewaunee Scientific Corporation to be properly executed on the 28 day of June, 2018.

KEWAUNEE SCIENTIFIC CORPORATION

Pursuant to approval of the Board of Directors

By:	/s/ Thomas D. Hull III
Name:	Thomas D. Hull III
Title:	CFO

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